SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                     FORM 8-K
                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


           Date of Report (Date earliest event reported) January 9, 2001


Commission	Registrant, State of Incorporation,		I.R.S. Employer
File Number	Address and Telephone Number			Identification No.

1-11299		ENTERGY CORPORATION				13-5550175
		(a Delaware corporation)
		639 Loyola Avenue
		New Orleans, Louisiana  70113
		Telephone (504) 576-4000



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Form 8-K




Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits

	(c) Exhibits.

Exhibit No.			Description

    99.9          Release, dated January 9, 2001, issued by Entergy.


Item 9.	Regulation FD Disclosure

Entergy Corporation

	On January 9, 2001, Entergy Corporation ("Entergy") issued a release to certain investors, which is attached as an exhibit hereto and incorporated herein by reference.





                                      SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					Entergy Corporation


					By:  	/s/ Nathan E. Langston
						Nathan E. Langston
						Vice President and
						Chief Accounting Officer



Dated: January 9, 2001